UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):    January 19, 2005


                        FIRST FINANCIAL BANKSHARES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                   Texas                             0-7674          75-0944023
---------------------------------------------  -------------------  ------------
(State or other Jurisdiction of Incorporation)(Commission File No.)(IRS Employer
                                                                     Identifi-
                                                                     cation No.)


                      400 Pine Street, Abilene, Texas 79601
                      -------------------------------------
              (Address of Principal Executive Offices and Zip Code)

                  Registrant's Telephone Number (325) 627-7155


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2 (b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02         Results of Operations and Financial Condition

     Attached as an exhibit to this Form 8-K is the earnings release for the quarter ended December 31, 2004 of First Financial Bankshares,
Inc.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FIRST FINANCIAL BANKSHARES, INC.
                                           (Registrant)



DATE:  January 19, 2005           By:      /S/ F. Scott Dueser
                                           -------------------------------------
                                           F. SCOTT DUESER
                                           President and Chief Executive Officer

                                                                         EXHIBIT


For immediate release              For More Information:
                                   J. Bruce Hildebrand, Executive Vice President
                                   325.627.7155


          FIRST FINANCIAL BANKSHARES REPORTS FOURTH QUARTER RESULTS AND
                  18th CONSECUTIVE YEAR OF INCREASED EARNINGS

ABILENE, Texas, January 19, 2005 - First Financial Bankshares, Inc. today reported results for the fourth quarter of 2004, including an 18.05 percent increase in earnings over the 2003 fourth quarter. For the quarter, earnings were $10.06 million compared to $8.52 million for the same period last year. Basic earnings per share for the quarter amounted to $0.65 as compared to $0.55 for the fourth quarter of 2003, an 18.18 percent increase.

The Company also reported its 18th consecutive year of increased earnings. For the year ended December 31, 2004, net income totaled $39.17 million, a 10.95 percent increase compared to net income of $35.30 million for 2003. Basic earnings per share for 2004 rose 10.96 percent to $2.53, compared to $2.28 in the previous year. The return on average assets for 2004 was 1.82 percent, compared to 1.75 percent the prior year. The return on average equity was 15.09 percent for 2004, compared to 14.40 percent in 2003.

As of December 31, 2004, consolidated assets for the Company totaled $2.315 billion, compared to $2.093 billion at the end of 2003. Loans increased 17.9 percent to $1.164 billion at year end, compared to loans of $987.5 million a year ago. Total deposits increased 11.0 percent during 2004 to $1.994 billion at December 31, 2004, compared to $1.796 billion the previous year. The acquisitions of banks in Granbury and Glen Rose during 2004 accounted for $77 million of the loan growth and $93 million of the deposit growth. Shareholders' equity rose to $265.5 million at December 31, 2004, compared to $251.5 million the prior year.

"We are again very pleased with our results for the quarter and year," said F. Scott Dueser, President and Chief Executive Officer. "Our net interest income continues to improve as interest rates rise and our loan volumes increase. Our noninterest income continues to improve from the implementation of our new products. We are excited about the growth of our franchise in Granbury and Glen Rose, and we look forward to closing our transaction with The Peoples State Bank in Clyde during the first quarter of this year."

Net interest income for the fourth quarter increased 10.37 percent to $21.96 million compared to $19.90 million in the previous year's fourth quarter. The provision for loan losses rose to $614,000 in the fourth quarter compared to $208,000 in the same quarter last year, primarily as a result of loan growth. Revenue from service fees increased 35.4 percent to $5.37 million in the fourth quarter compared to $3.97 million a year ago, primarily as a result of the increased utilization of an enhanced overdraft privilege product. At the same time, noninterest expense increased 8.37 percent, to $16.93 million compared to $15.62 million in the same quarter of 2003.

For the year, net interest income rose 7.35 percent to $83.90 million as compared to $78.15 million for 2003. Revenue from service fees increased 29.74 percent to $20.43 million compared to $15.75 million in 2003. Noninterest expense was $66.13 million, compared to $61.15 million in the prior year, an increase of 8.13 percent.

Nonperforming assets were $5.04 million at year end, or 0.43 percent of loans and foreclosed assets. That compares with $3.17 million, or 0.32 percent, at the end of 2003. This increase is due primarily to certain loans acquired in the Granbury and Glen Rose acquisitions. The allowance for loan losses as a percentage of total loans was 1.19 percent as of December 31, 2004, compared to
1.17 percent at the end of the prior year.

Headquartered in Abilene, Texas, First Financial Bankshares is a financial holding company with consolidated assets totaling $2.3 billion operating ten separately chartered banks with 31 locations in Texas, a trust company and a technology operating company. These subsidiaries are First National Bank of Abilene, Abilene; Eastland National Bank, Eastland; First Financial Bank, N.A., Cleburne, Burleson and Alvarado; Hereford State Bank, Hereford; City National Bank, Mineral Wells; San Angelo National Bank, San Angelo; First Financial Bank, N.A., Southlake, Trophy Club and Keller; First Financial Bank, N.A., Stephenville, Granbury and Glen Rose; First National Bank, Sweetwater, Roby and Trent; Weatherford National Bank, Weatherford, Willow Park and Aledo; First Financial Trust & Asset Management Company, N.A.; and First Technology Services, Inc.

The Company is listed on The Nasdaq Stock Market under the trading symbol FFIN. For more information about First Financial Bankshares, access their Web site at http://www.ffin.com.




                                      *****

Certain statements contained herein may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as "expect", "plan", "anticipate", "target", "forecast" and "goal". Because such "forward-looking statements" are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company's expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company's reports filed with the Securities and Exchange Commission, which may be obtained under "Investor Relations-Documents/Filings" on the Company's Web site or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

                        FIRST FINANCIAL BANKSHARES, INC.
                   CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)
                 (In thousands, except share and per share data)

                                                                                                          December 31,
                                                                                                ---------------------------------
                                                                                                       2004             2003
                                                                                                ---------------   ---------------
ASSETS:
Cash and due from banks                                                                         $        94,998   $       112,817
Fed funds sold                                                                                           99,750             1,900
Investment securities                                                                                   854,334           910,302
Loans                                                                                                 1,164,223           987,523
     Allowance for loan losses                                                                          (13,837)          (11,576)
                                                                                                ---------------   ---------------
Net loans                                                                                             1,150,386           975,947
Premises and equipment                                                                                   49,740            43,902
Goodwill and intangible assets                                                                           40,546            24,718
Other assets                                                                                             25,470            22,985
                                                                                                ---------------   ---------------
     Total assets                                                                               $     2,315,224   $     2,092,571
                                                                                                ===============   ===============

LIABILITIES AND SHAREHOLDERS'  EQUITY:
Noninterest-bearing deposits                                                                    $       512,009   $       472,575
Interest-bearing deposits                                                                             1,482,303         1,323,696
                                                                                                ---------------   ---------------
     Total deposits                                                                                   1,994,312         1,796,271
Fed Funds purchased and repurchase agreements                                                            35,691            28,975
Other liabilities                                                                                        19,675            15,838
Shareholders' equity                                                                                    265,546           251,487
                                                                                                ---------------   ---------------
     Total liabilities and shareholders' equity                                                 $     2,315,224   $     2,092,571
                                                                                                ===============   ===============


                                                                      Three Months Ended                   Year Ended
                                                                         December 31,                     December 31,
                                                               ------------------------------   ---------------------------------
INCOME STATEMENTS                                                   2004             2003              2004             2003
                                                               -------------   --------------   ---------------   ---------------
Interest income                                                $      26,662   $       23,729   $        99,973   $        95,285
Interest expense                                                       4,699            3,830            16,077            17,131
                                                               -------------   --------------   ---------------   ---------------
Net interest income                                                   21,963           19,899            83,896            78,154
Provision for loan losses                                                614              208             1,633             1,178
                                                               -------------   --------------   ---------------   ---------------
Net interest income after
     provision for loan losses                                        21,349           19,691            82,263            76,976
Net gain on sale of student loans                                         80               56             2,592             1,896
Net gain on securities transactions                                      336                9               388                25
Trust fees                                                             1,707            1,606             6,374             6,018
Service charges on deposits                                            5,373            3,969            20,430            15,747
Real estate mortgage fees                                                435              440             1,982             2,923
Net gain on sale of real estate                                            1               15               172               743
Other noninterest income                                               1,784            1,582             6,885             6,757
Noninterest expense                                                   16,929           15,622            66,128            61,154
                                                               -------------   --------------   ---------------   ---------------
     Net income before income taxes                                   14,136           11,746            54,958            49,931
Income tax expense                                                     4,078            3,226            15,787            14,626
                                                               -------------   --------------   ---------------   ---------------
     Net income                                                $      10,058   $        8,520   $        39,171   $        35,305
                                                               =============   ==============   ===============   ===============

PER COMMON SHARE DATA
Net income - basic                                             $        0.65   $         0.55   $          2.53   $          2.28
Net income - diluted                                                    0.65             0.55              2.52              2.27
Cash dividends                                                          0.34             0.31              1.33              1.21
Book value                                                                                                17.12             16.25
Market  value                                                                                             44.81             41.12
Shares outstanding - end of period                                15,511,576       15,480,679        15,511,576        15,480,679
Average outstanding shares - basic                                15,504,439       15,477,334        15,494,265        15,468,752
Average outstanding shares - diluted                              15,571,205       15,558,456        15,563,925        15,532,385

PERFORMANCE RATIOS
Return on average assets                                                1.78 %           1.64 %            1.82 %            1.75 %
Return on average equity                                               15.00            13.55             15.09             14.40
Net interest margin (tax equivalent)                                    4.46             4.44              4.49              4.44
Efficiency ratio                                                       51.42            54.15             51.78             52.52


                        FIRST FINANCIAL BANKSHARES, INC.
                       SELECTED FINANCIAL DATA (UNAUDITED)
                      (In thousands, except per share data)


                                                                           Quarter Ended
                                                                                2004                                    2003
                                                 --------------------------------------------------------------   ---------------
                                                    Dec 31,       Sept 30,         June 30,         Mar. 31,         Dec. 31,
                                                 -----------   -------------    -------------    --------------   ---------------

ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period                   $    13,680   $      11,932    $      11,792    $       11,576   $        11,462
Loans charged off                                     (1,099)           (331)            (317)             (241)             (401)
Loan recoveries                                          185             147              149               279               307
                                                 -----------   -------------    -------------    --------------   ---------------
Net (charge-offs) recoveries                            (914)           (184)            (168)               38               (94)
Allowance established at acquisition                     457           1,400                -                 -                 -
Provision for loan losses                                614             532              308               178               208
                                                 -----------   -------------    -------------    --------------   ---------------
Balance at end of period                         $    13,837   $      13,680    $      11,932    $       11,792   $        11,576
                                                 ===========   =============    =============    ==============   ===============

Allowance for loan losses /
     period-end loans                                   1.19  %         1.21  %          1.18  %           1.22  %           1.17 %
Allowance for loan losses /
     nonperforming loans                               324.7           295.8            690.7             767.0             661.0
Net charge-offs / average loans
     (annualized)                                       0.32            0.07             0.07             (0.02)             0.04


NONPERFORMING ASSETS
Nonaccrual loans                                 $     4,142   $       4,564    $       1,691    $        1,531   $         1,690
Accruing loans 90 days past due                          120              60               36                 6                61
                                                 -----------   -------------    -------------    --------------   ---------------
     Total nonperforming loans                         4,262           4,624            1,727             1,537             1,751
Foreclosed assets                                        779             514              798               961             1,420
                                                 -----------   -------------    -------------    --------------   ---------------
     Total nonperforming assets                  $     5,041   $       5,138    $       2,525    $        2,498   $         3,171
                                                 ===========   =============    =============    ==============   ===============

As a % of loans and foreclosed assets                   0.43  %         0.46  %          0.25  %           0.26  %           0.32 %


CAPITAL RATIOS
Tier 1 Risk-based                                      16.46  %        17.50  %         18.88  %          19.31  %          18.83 %
Total Risk-based                                       17.49           18.56            19.87             20.33             19.83
Tier 1 Leverage                                         9.80           10.46            10.95             10.79             10.60
Equity to assets                                       11.47           11.98            11.98             12.68             12.02



                                                                      Three Months Ended                   Year Ended
                                                                         December 31,                     December 31,
                                                               ------------------------------   ---------------------------------
NONINTEREST EXPENSE                                                 2004             2003              2004             2003
                                                               -------------   --------------   ---------------   ---------------
Salaries and Employee Benefits                                 $       8,770   $        8,507   $        35,529   $        33,349
Net Occupancy Expense                                                  1,060              973             4,196             3,941
Equipment Expense                                                      1,387            1,266             5,533             4,869
Printing, Stationery and Supplies                                        383              397             1,444             1,431
Service Charges from Correspondents                                      384              374             1,577             1,501
Amortization of Intangible Assets                                         46               34               162               135
Other Noninterest Expense                                              4,899            4,071            17,687            15,928
                                                               -------------   --------------   ---------------   ---------------
Total Noninterest Expense                                      $      16,929   $       15,622   $        66,128   $        61,154
                                                               =============   ==============   ===============   ===============

                        FIRST FINANCIAL BANKSHARES, INC.
                       SELECTED FINANCIAL DATA (UNAUDITED)
                      (In thousands, except per share data)


                                                                      Three Months Ended                   Year Ended
SELECTED AVERAGE BALANCES                                                December 31,                     December 31,
                                                               ------------------------------   ---------------------------------
                                                                    2004             2003              2004             2003
                                                               -------------   --------------   ---------------   ---------------
Total Loans                                                    $   1,135,634   $      963,669   $     1,044,010   $       946,173
Investment Securities                                                882,728          908,898           906,651           866,718
Federal Funds Sold and Other Short Term Investments                   49,376           18,781            28,032            42,643
                                                               -------------   --------------   ---------------   ---------------
Total Interest Earning Assets                                  $   2,067,738   $    1,891,348   $     1,978,693   $     1,855,534
                                                               =============   ==============   ===============   ===============

Interest Bearing Deposits                                      $   1,424,084   $    1,327,954   $     1,350,991   $     1,308,485
Federal Funds Purchased and Repurchase Agreements                     46,343           19,772            55,635            19,615
                                                               -------------   --------------   ---------------   ---------------
Total Interest Bearing Liabilities                             $   1,470,427   $    1,347,726   $     1,406,626   $     1,328,100
                                                               =============   ==============   ===============   ===============

Shareholders' Equity                                           $     266,726   $      249,402   $       259,502   $       245,128
                                                               =============   ==============   ===============   ===============

Total Assets                                                   $   2,254,207   $    2,064,441   $     2,148,341   $     2,020,185
                                                               =============   ==============   ===============   ===============
